                                                             Exhibit 99
JOINT FILER INFORMATION

Joint Filer Name:                Silver Lake (Offshore) AIV GP Ltd.
Address:                         c/o Silver Lake Partners, L.P.
                                 2725 Sand Hill Road, Suite 150
                                 Menlo Park, California 94025
Designated Filer:                Silver Lake Offshore AIV GP Ltd.
Date of Event Requiring Statement: August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)
Signature:        Silver Lake (Offshore) AIV GP Ltd.
                By:  /s/ Alan K. Austin
                Title: Director

Joint Filer Name:         Silver Lake Technology Investors Cayman, L.P.
Address:                  c/o Silver Lake Partners, L.P.
                          2725 Sand Hill Road, Suite 150
                          Menlo Park, California 94025
Designated Filer:         Silver Lake Offshore AIV GP Ltd.
Date of Event Requiring Statement:      August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)
Signature:        Silver Lake Technology Investors Cayman, L.P.
By: Silver Lake (Offshore) AIV GP Ltd., its general partner
                By:  /s/ Alan K. Austin
                Title: Director

Joint Filer Name:         Silver Lake Investors Cayman, L.P.
Address:                  c/o Silver Lake Partners, L.P.
                          2725 Sand Hill Road, Suite 150
                          Menlo Park, California 94025
Designated Filer:         Silver Lake Offshore AIV GP Ltd.
Date of Event Requiring Statement:       August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)
Signature:        Silver Lake Investors Cayman, L.P.
By: Silver Lake Technology Associates Cayman, L.P., its general partner
By: Silver Lake (Offshore) AIV GP Ltd., its general partner
                By:  /s/ Alan K. Austin
                Title: Director

Name:   Silver Lake Partners Cayman, L.P.
Address:                c/o Silver Lake Partners, L.P.
                        2725 Sand Hill Road, Suite 150
                        Menlo Park, California 94025
Designated Filer:       Silver Lake Offshore AIV GP Ltd
Date of Event Requiring Statement:       August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)
Signature:        Silver Lake Partners Cayman, L.P.
By: Silver Lake Technology Associates Cayman, L.P., its general partner
By: Silver Lake (Offshore) AIV GP Ltd., its general partner
                By:  /s/ Alan K. Austin
                Title: Director